SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PRO-DEX, INC.

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2361 McGaw Avenue

Irvine, California 92614

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2026

To the Shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders (“Annual Meeting”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) will be held at our headquarters, 2361 McGaw Avenue, Irvine, California on November 19, 2026, at 9:30 a.m. Pacific Standard Time, for the following purposes:

1.	To elect seven directors to serve until our 2027 annual meeting of shareholders or until their successors are duly elected and qualified. The nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice.

2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.

3.	To hold an advisory vote to approve the compensation of our Named Executive Officers.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 22, 2026, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about October 9, 2026, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 9, 2026, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

OUR BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT AND A VOTE “FOR” EACH OF PROPOSALS 2 AND 3.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Alisha K. Charlton

Corporate Secretary

To Our Shareholders,

Fiscal Year 2026 was an amazing year for Pro-Dex. We continued our track record of sales growth with a 16% year-over-year increase; we signed a three-year contract extension with our largest customer; and we completed our acquisition of Advanced Precision Machining, increasing our manufacturing capacity and technology. We also set all-time highs in quarterly and annual sales.

As for our future, we still have plans for continued growth. We have four projects in development, including our relationship with Monogram/Zimmer Biomet, which many of you have read about and we expect shipments this fiscal year. Our new Helios CMF Driver, with our patented Adaptive Torque Limiting technology, is ready for production and we are working with a number of potential customers.

The company has new resources devoted to searching for potential acquisition opportunities aimed at growing and diversifying our business.

Pro-Dex is also becoming more active in Investor Relations as we make more of an effort to “get our story out” as we think it is a good one.

With everything we have in motion, I am already looking forward to next year’s annual meeting as well.

We can’t do all of this without the efforts of our teammates at Pro-Dex and our Board. As always, I am appreciative of their efforts.

Thank you for your interest and support as well. I look forward to seeing many of you at our annual meeting on November 19th and hearing from you with any questions or feedback that you may have. You can reach me at (949) 769-3200 or investor.relations@pro-dex.com.

Sincerely,

/s/ Rick Van Kirk

Rick Van Kirk

President and Chief Executive Officer

2361 McGaw Avenue

Irvine, California 92614

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2026

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors (“Board”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held at Pro-Dex’s headquarters, 2361 McGaw Avenue, Irvine, California, on Thursday, November 19, 2026, at 9:30 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about October 9, 2026. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 p.m. Eastern Standard Time on Wednesday, November 18, 2026, or by proxy card prior to or at the Annual Meeting, will be voted in the manner specified therein, and if no direction is indicated (except in the case of broker non-votes), “for” each of the seven director nominees named under Proposal No. 1 and “for” each of Proposal Nos. 2 and 3.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 p.m. Eastern Standard Time on Wednesday, November 18, 2026, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification, such as a driver’s license or passport, in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned our stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Annual Meeting. So far as is known to our Board, no other matters are to be brought before the Annual Meeting. However, if any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

This proxy statement, the accompanying shareholder letter, the accompanying proxy card, and our Annual Report on Form 10-K are being made available to our shareholders on the Internet at www.proxyvote.com through the notice and access process on or about October 9, 2026. We will bear the cost of soliciting proxies pursuant to this proxy statement. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock, no par value per share (“Common Stock”). Further solicitation of proxies may be made by mail upon request, and by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 3,233,234 shares of our Common Stock outstanding at the close of business on September 22, 2026, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Under Colorado law, our Articles of Incorporation, and our Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is represented in person or by proxy at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

For Proposal No. 1 (the election of directors), assuming that a quorum is present, the seven nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and broker non-votes have no practical effect.

For Proposal No. 2 (to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027) and Proposal No. 3 (advisory vote to approve the compensation of our Named Executive Officers) assuming that a quorum is present, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the Annual Meeting.

Recommendations of our Board

Our Board recommends that our shareholders vote “for” each of the seven director nominees named under Proposal No. 1 and “for” each of Proposal Nos. 2 and 3.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our Common Stock as of September 22, 2026 by:

•	each member of the Board;
•	each of our Named Executive Officers listed in the “Summary Compensation Table” included in the “Compensation of Executive Officers” section of this proxy statement;
•	all of our directors and Named Executive Officers as a group; and
•	each person or entity known to us that beneficially owns more than five percent of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California, 92614. Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

The percentages of Common Stock beneficially owned are based on 3,233,234 shares of Common Stock outstanding at September 22, 2026.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Nicholas J. Swenson, AO Partners I, L.P.; and AO Partners, LLC; (2), (4) 5000 West 36th Street, Suite 200
Minneapolis, MN 55416	1,032,943	31.9%
Raymond E. Cabillot; Farnam Street Partners, L.P.;
Farnam Street Capital, Inc.; and Peter O. Haeg(3), (4) 3033 Excelsior Blvd., Suite 560
Minneapolis, MN 55416	282,246	8.7%
Richard L. Van Kirk(4)	123,628	3.8%
Alisha K. Charlton(4)	32,595	1.0%
Katrina M.K. Philp(4), (5)	28,396	*
Angelita R. Domingo(4)	23,773	*
William J. Farrell III(4)	15,700	*
David C. Hovda(4)	12,900	*
All Directors, Director Nominees and Named Executive Officers as a group (8 persons)(4)	1,552,181	48.0%

____________

*	Indicates less than 1 percent of outstanding shares of Common Stock.

(1)	Applicable percentage ownership is based on 3,233,234 shares of Common Stock outstanding as of September 22, 2026. Any securities not outstanding but subject to options exercisable as of September 22, 2026, or exercisable or vesting within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.
(2)	AO Partners, LLC is the General Partner of AO Partners I, L.P. Nicholas J. Swenson (“Nick”) is the Managing Member of AO Partners, LLC, and, in such capacity, has the power to direct the affairs of AO Partners, LLC, including the voting and disposition of shares of our Common Stock held by AO Partners I, L.P. As such, AO Partners I, L.P., AO Partners, LLC and Nick may be deemed to share voting and dispositive power with regard to the 926,730 shares of our Common Stock held by AO Partners I, L.P. Nick also owns 95,813 shares of our Common Stock directly. AO Partners I, L.P.’s holdings of 926,730 shares of our Common Stock, plus additional securities and collateral owned by AO Partners I, L.P., are pledged to secure a bank loan to AO Partners I, L.P.
(3)	Farnam Street Partners, L.P., Farnam Street Capital, Inc., Raymond E. Cabillot (“Ray”), and Peter O. Haeg claim shared voting power and shared dispositive power of 270,846 shares of our Common Stock held by Farnam Street Partners, L.P.

(4)	Includes shares of Common Stock issuable upon the exercise of options or vesting of restricted shares that were exercisable as of September 22, 2026, or exercisable/vested within 60 days after September 22, 2026 as follows: Nick, 10,400 shares; Ray, 10,400 shares; Richard L. Van Kirk (“Rick”), 45,200 shares; Alisha K. Charlton (“Alisha”), 12,525 shares; Katrina M.K. Philp (“Katrina”), 10,400 shares; Angelita R. Domingo (“Angel”), 6,775 shares; William J. Farrell III (“Bill”), 10,400 shares; David C. Hovda (“David”), 10,400 shares; and all directors, director nominees and Named Executive Officers as a group, 116,500 shares.
(5)	16,896 are owned by Katrina’s spouse and both Katrina and her spouse claim shared voting power and shared dispositive power with regard to such shares. Of these shares, 7,496 are pledged as collateral for a loan.

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Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

Our Board is currently composed of seven members. All directors or their successor nominees stand for election each year at our annual meeting of shareholders.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by our Board for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, proxies will be voted for such other person as may be designated by our Board.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the seven nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as our directors.

DIRECTORS

Set forth below is certain information with respect to our directors.

Name	Age	Position With Company	Audit	Compensation	Nominating/Corporate Governance	Investment
Raymond E. Cabillot	63	Director	X	X	C	X
Angelita R. Domingo	54	Director
William J. Farrell III	53	Director		X	X
David C. Hovda	64	Director	C
Katrina M.K. Philp	41	Director	X	X
Nicholas J. Swenson	58	Director, Chairman of the Board		C	X	C
Richard L. Van Kirk	66	Director, Chief Executive Officer, and President				X

____________________________

(X)	Member of the Committee
(C)	Chairman of the Committee

Ray, Bill, David, Nick and Katrina currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and we expect that each will continue to qualify as an “independent director” if elected.

Our Board is of the opinion that the election to our Board of the director nominees identified herein, each of whom has consented to serve if elected, would be in our shareholders’ best interests. Assuming that a quorum is present at the Annual Meeting, the seven nominees for director receiving the highest number of affirmative votes will be elected.

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OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE

NOMINEES NAMED BELOW.

Ray (63), current director and nominee, has, from January 1998 until the present, served as Chief Executive Officer and a director of Farnam Street Capital, Inc., the general partner of Farnam Street Partners L.P., a private investment partnership located in Minneapolis, MN.  Ray was a Senior Research Analyst at Piper Jaffray, Inc. from 1990 to 1998.  Prior to that, Ray worked for Prudential Capital Corporation from 1987 to 1990 as an Associate Investment Manager and as an Investment Manager.  Ray has served on the board of directors of Oxbridge Re Holdings Limited, a specialty and casualty reinsurer, from 2013 to 2023, and Air T, Inc. (Nasdaq: AIRT), a provider of various aviation related services, since November 2016. Ray was a director of O.I. Corporation, a former Nasdaq listed company, from 2006 to 2010. He served as chairman of the board of O.I. Corporation from 2007 through 2010 and during 2010 served as co-chairman of the board of O.I. Corporation. Ray has a B.A. degree with a double major in Economics and Chemistry from Saint Olaf College and an M.B.A. from the University of Minnesota. Ray has been a director of ours since January 2013.

Ray brings the following experience, qualifications, attributes, and skills to our Board:

•	More than 25 years of experience as a financial analyst and investment manager;

•	More than 10 years of public company board experience, including three years as chairman and one year as co-chairman; and

•	Independent of our management.

Angel (54), current director and nominee, has served as our Senior Director of Quality Systems and Regulatory Affairs since 2024. Angel joined the Company in February 2005 and became Director of Quality Systems and Regulatory Affairs in 2014. Angel’s responsibilities include ensuring that the Company’s Quality Management System and products consistently meet industry and regulatory standards and customer requirements. This encompasses compliance requirements of local, state, federal and OUS authorities. Angel holds a B.S. in Biology/Human Physiology and a Chemistry minor from California State University, Long Beach. Angel has been a director of ours since December 2021.

Angel brings the following experience, qualifications, attributes, and skills to our Board:

•	Multidisciplinary business experience within scientific industries;
•	Senior-level management experience in Regulatory Affairs and Quality Management Systems;
•	Operational and customer project management, including customer strategic alliance; and
•	Over 15 years of management in the areas of product design, production and quality controls, risk assessment and risk mitigation, quality management and regulatory compliance.

Bill (53), current director and nominee, currently serves as Chief Strategy & Innovation Officer of Emplify Health. Bill has from October 2017 until the present, served in various executive roles at Emplify Health, formerly Gundersen Health System, an integrated healthcare organization serving counties in Wisconsin, Iowa, and Minnesota. Bill is currently the Managing Director of two venture capital funds, b3 ventures and ghsEdge ventures. Bill serves as a director of several private companies as well. Bill is a co-founder of FreshRealm, LLC, a developer of new technologies to streamline fresh food distribution and served as its Chief Operating Officer from January 2013 through September 2017. In addition, from January 2011 to January 2013, he served as Chief Executive Officer of Viszy Inc., a company developing software and services for the consumer market, until Viszy was merged into FreshRealm, LLC in January 2013. From 2010 to the present, Bill founded and has served as Chief Executive Officer of b3 experience, LLC, an art, design and stay company that designs and manufactures modern furniture, creates and sells contemporary art, and owns and operates a portfolio of art infused vacation rental and micro hotels internationally. From April 1998 to January 2011, Bill held various senior management roles at Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. Bill’s engineering career began with eight years in production support, process development and operations. Bill then worked 10 years in product development for Medtronic, during which time Bill led management teams in program, product, and process development. At the end of his tenure with Medtronic, Bill was Senior Director of Product Development and led corporate-wide initiatives to improve design, reliability, and manufacturability practices. Bill has a B.S. degree in Mechanical Engineering from the University of Minnesota and a master’s degree in science and technology management from the University of St. Thomas. Bill has been a director of ours since January 2013.

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Bill brings the following experience, qualifications, attributes, and skills to our Board:

•	Current senior-level management, operating and board experience;
•	More than 12 years of experience in engineering and management roles in the medical device industry, our primary target market; and
•	Independent of our management.

David (64), current director and nominee, is a current member of the Board of Directors of Versa Vascular, a venture-backed, privately held structural heart company treating patients with tricuspid disease. He served as Versa Vascular’s CEO from August 2023 until his retirement in August 2026. From February 2024 to September 2026 he served as an Advisor at Stanford Medicine Catalyst, a Stanford University School of Medicine program that supports health innovations. Previously, David served as Chief executive Officer of Innovein, Inc., a vascular company focused on treating deep venous reflux disease, a position he held from January 2022 to August 2023. Prior to Innovein, Inc., he served as Chief Executive Officer and a member of the Board of Directors of Simplify Medical, Inc., a privately held medical device company that developed a cervical artificial disc replacement, from 2013 to 2021. In February 2021, Simplify Medical was acquired by Nuvasive, the largest spine-focused company in the world. Prior to Simplify Medical, David was President, Chief Executive Officer and a member of the Board of Directors of SpinalMotion, Inc., a privately held medical device company that designed, developed and marketed artificial discs for use in the spine, from 2004 to 2013. Prior to joining SpinalMotion, he held leadership positions with Arthrocare, Inc. (Nasdaq: ARTC), a developer and manufacturer of surgical devices and instruments serving as the Vice President/General Manager of its Spine Division from 1999 to 2004, and as the Managing Director of its ENT Division from 1997 to 1999. From 1992 to 1997, David served in financial analysis and product management positions with Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. He is an inventor on more than 50 U.S. patents. David served for five years in the United States Navy, achieving the rank of Lieutenant. He received a Bachelor of Science degree in Civil Engineering from Northwestern University and an M.B.A. from the Harvard Graduate School of Business Administration. David has been a director of ours since January 2013.

David brings the following experience, qualifications, attributes, and skills to our Board:

•	Senior-level management, operating and board experience based on more than 20 years of participation in the medical device industry, our primary target market, twelve years of which are specifically with medical devices to treat disorders of the spine, a sector within the medical device industry that we believe represents potential for future revenue growth;
•	Core management and leadership skills gained through experience overseeing and managing operations at the manager and chief executive officer levels, including experience in medical device intellectual property, product development, clinical testing and marketing;
•	Experience in financial analysis, including operational restructuring, acquisition opportunities, raising capital, budgeting and forecasting, and market entry feasibility; and
•	Independent of our management.

Katrina (41), current director and nominee, has, from January 2014 until the present, served in various capacities at Air T, Inc. (Nasdaq: AIRT), and most recently as its Chief of Staff from October 2017 to present. Katrina is co-founder of Fox Lake Capital, LLC, where Katrina worked full time from November 2012 until January 2014, a consulting firm offering financial analysis and investment expertise. Katrina was a Senior Investment Analyst at Whitebox Advisors, LLC, a multi-strategy hedge fund, from 2007 to 2012. Katrina has a B.A. degree in Business Administration, Finance and Management from Northwestern College. Katrina has been a director of ours since December 2019.

•	Katrina brings the following experience, qualifications, attributes, and skills to our Board:
•	Experience as a financial analyst; and
•	Independent of our management.

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Nick (58), current Chairman of the Board, director and nominee, is an executive, investor and research analyst. Since January 2012, Nick has served as the managing partner of AO Partners, LLC, the general partner of AO Partners I, L.P., a private investment partnership located in Minneapolis, MN. Nick has served as President and Chief Executive Officer and Director of Air T, Inc. (Nasdaq: AIRT), since October 2013. Nick currently serves as a director of Bloomia Holdings Inc. (Nasdaq: TULP) and serves as a director of several private companies as well. Nick has a B.A. degree in History from Middlebury College and an M.B.A. from the University of Chicago. Nick has been a director of ours since January 2013.

Nick brings the following experience, qualifications, attributes and skills to our Board:

•	More than 25 years of experience as a financial analyst and investment manager;
•	Public company C-suite roles, including operating and board experience; and
•	Independent of our management.

Rick (66), current director and nominee, has served as our Chief Executive Officer and President since January 2015, and as our Chief Operating Officer since April 2013. Rick joined the Company as Director of Manufacturing in 2006 and was our Vice President of Operations from 2007 to 2013. Rick served on the board of directors of Monogram Technologies Inc., formerly Monogram Orthopaedics Inc. (Nasdaq: MGRM), a company working to develop a product solution architecture with the long-term goal to enable patient-optimized orthopaedic implants economically at scale by linking 3D printing and robotics with advanced pre-operative imaging from April 2017 through its sale to Zimmer Biomet in October 2025. Prior to joining the Company, Rick served as Manufacturing Manager and Manager of Product Development for the ChargeSource division of Comarco, Inc., a provider of power and charging functionality for popular electronic devices and wireless accessories, and as General Manager at Dynacast, a leader in precision die casting. Rick holds a B.A. in Business Administration from California State University, Fullerton and an M.B.A. from Claremont Graduate School. Rick has been a director of ours since January 2015.

Rick brings the following experience, qualifications, attributes, and skills to our Board:

•	Current senior-level management experience as our Chief Executive Officer; and
•	Over 30 years of senior-level management in the areas of manufacturing, operations, supply chain, distribution, and logistics, including over 20 years of experience in our operations management.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning our other non-director key management personnel.

Alisha (57), was appointed as our Chief Financial Officer in January 2015. Alisha joined the Company in January 2014 as Senior Director of Finance. Prior to joining the Company, Alisha held various accounting positions at Comarco, Inc., a provider of wireless test solutions for the cellular industry, emergency call boxes, and power adapters for rechargeable consumer electronic devices, from October 2000 to January 2014, culminating in Alisha’s appointment as Chief Accounting Officer in April 2011. Prior to her 13-year tenure at Comarco, Alisha held various accounting and finance positions with CKE Restaurants, Inc., an owner, operator, and franchisor of quick-service restaurants, from February 1995 to October 2000. Alisha began her career in July 1991 with KPMG Peat Marwick (now KPMG LLP) and was formerly a certified public accountant. Alisha holds a B.A. in Business Economics from the University of California, Santa Barbara with high honors and a CPA license (inactive) from the California State Board of Accountancy.

BOARD MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2026, our Board held four meetings and acted twice by unanimous written consent. The independent directors held three executive sessions during the fiscal year ending June 30, 2026. The independent directors consist of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). No director attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he or she served.

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Audit Committee

Our Board has an Audit Committee that consists of three Board members, David (Chairman), Ray, and Katrina. The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) that satisfy the additional Audit Committee requirements of Rule 5605(c)(2) of the Nasdaq Listing Rules and operates under a written charter adopted by our Board. The duties of the Audit Committee include meeting with our independent registered public accounting firm to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are files with the SEC. The Audit Committee also evaluates the independent public accounting firm’s performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year. A copy of the Audit Committee’s current charter may be found at https://www.pro-dex.com/investors/governance. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that both David and Ray meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon their respective experience noted elsewhere in this proxy statement. The Audit Committee held six meetings during the fiscal year ended June 30, 2026.

Nominating/Corporate Governance Committee

Our Board has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of three Board members, Ray (Chairman), Bill, and Nick. The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board, a copy of which may be found at https://www.pro-dex.com/investors/governance. In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to our Board. During the fiscal year ended June 30, 2026, the Nominating Committee held no meetings and the full Board carried out the duties ascribed to the Nominating Committee.

The Nominating Committee works with our Board to determine the appropriate characteristics, skills and experiences for our Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of our business environment and have the requisite ethical standards, knowledge, skills, expertise and diversity of experience such that our Board’s ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may receive candidate nomination suggestions from current Board members, our executive officers, our shareholders or other sources, which may be either unsolicited or in response to requests from our Board for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to our Board. The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s qualifications and accomplishments. With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation.

Shareholder nominations for director should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in our proxy statement, such recommendation must satisfy the requirements discussed later in this proxy statement under the heading “Proposals of Shareholders.”

In compiling the list of our Board nominees appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management—both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates.

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Compensation Committee

Our Board has a Compensation Committee that consists of four Board members, Nick (Chairman), Ray, Bill, and Katrina. The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. A copy of the Compensation Committee’s current charter may be found at https://www.pro-dex.com/investors/governance. The Compensation Committee establishes compensation policies applicable to our executive officers and directors. During the fiscal year ended June 30, 2026, the Compensation Committee held no meetings and acted five times by unanimous written consent.

From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings or executive sessions of the Board. Among other things, the charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Investment Committee

The Investment Committee was formed in April 2013 and is currently comprised of one management director, Rick, and two non-management directors, Ray and Nick, who chairs the committee. The purpose of the Investment Committee is to administer and invest surplus capital from time to time, in such amounts as approved by our Board, in authorized investments. During the fiscal year ended June 30, 2026, the Investment Committee held three meetings and acted three times by unanimous written consent.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

BOARD LEADERSHIP STRUCTURE

Our Board has separated the roles of Chairman of the Board and Chief Executive Officer. Nick, an independent director, serves as Chairman of our Board and presides at all Board and shareholder meetings. Rick, our Chief Executive Officer, serves as our primary spokesperson and supervises our business, subject to the direction of our Board. The independent Board members annually assess Rick’s performance as Chief Executive Officer. We believe that an independent Chairman of the Board is better able to provide oversight and guidance to management, especially in relation to the Board’s essential role in risk management oversight, and to ensure the efficient use and accountability of resources. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation. The separation of the Chairman of the Board and Chief Executive Officer roles, together with our other comprehensive corporate governance practices, are designed to establish and preserve management accountability, provide a structure that allows the Board to set objectives and monitor performance, and enhance shareholder value.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial and cyber risks. The Nominating Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee and management reports about such risks and their mitigation. Our Board believes the division of risk management responsibilities described above is an effective approach for evaluating and addressing the risks we face and that the structure allows our Board to exercise effective oversight of the actions of management.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Procedures

The Compensation Committee makes its most significant determinations with respect to annual compensation, bonus awards, and new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the fiscal year for which the targets and compensation levels are applicable. At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, our compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of three related elements: (i) the determination of compensation levels, (ii) the approval of discretionary cash bonus awards based upon Company and personal performance, and (iii) the review and determination of equity incentive awards. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO. In the case of our CEO, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, our stock performance data, and analyses of historical executive compensation levels and our current compensation levels. Periodically, the Compensation Committee reviews all of our incentive compensation plans in order to evaluate the level of risk that such plans may encourage and, along with management’s report concerning such matters and their mitigation, to ensure that each plan is properly monitored and evaluated.

Compensation Committee Philosophy

Our compensation philosophy is predicated upon the following concepts:

•	We pay competitively. We are committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, we compare our pay practices with those of other leading companies of similar size and location(s) and set our pay parameters based on this review.
•	We pay for sustained performance. Executive officers are rewarded based upon Company performance and individual performance. Company performance is evaluated by the Compensation Committee by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit, cash flow, and stock price.
•	We strive for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to both our executives and executives at comparable companies.
•	We believe that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that our executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking. To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; discretionary bonuses upon evaluation of Company and personal performance; performance awards generally payable in shares of Common Stock upon the satisfaction of various service periods and the market price of our Common Stock achieving certain pre-determined prices; stock options; and a package of benefits similar in scope and nature to those offered to all our other employees. Additionally, all employees, including the Named Executive Officers, are eligible to participate in our 2014 Employee Stock Purchase Plan (the “ESPP”), which allows employees to purchase shares of Common Stock from us at 15% discount from the applicable market price as calculated under the terms of the ESPP.

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The Compensation Committee believes that there are no risks related to our compensation plans that would result in a material adverse impact on us. This conclusion is based upon management’s risk analysis and the Compensation Committee’s belief that the following mitigating factors also serve to reduce such risks:

•	Incentives are capped at a maximum amount regardless of the degree to which objectives may be exceeded.
•	Bonus payments are based upon audited year-end results and the Company has an effective compensation recovery policy in place.
•	Multiple objectives are used as performance targets.
•	Computations are reviewed at regular intervals during the year and are subject to multiple levels of review at the management, committee, and full Board level.

Compensation of Executive Officers

The following table sets forth certain compensation information for the fiscal years ended June 30, 2026 and 2025, for our Chief Executive Officer and our Chief Financial Officer, who were the only executive officers during the fiscal year ended June 30, 2026 (collectively, the “Named Executive Officers”).

Summary Compensation Table (“SCT”)

Name and		Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Principal Position	Year	($)	($)	($)	($)	($)
Richard L. Van Kirk	2026	$350,000	$325,946	$—	$51,638	$727,584
Director, CEO, President and COO	2025	$350,000	$210,116	$47,630	$45,205	$652,951
Alisha K. Charlton	2026	$249,839	$60,116	$30,830	$12,952	$353,737
Chief Financial Officer	2025	$247,200	$50,116	$47,630	$12,879	$357,825

(1)	The Bonus amount for fiscal 2026 includes bonuses awarded to Rick and Alisha in the amount of $140,000 and $60,000, respectively, which were accrued for during fiscal 2026 but paid during fiscal 2027. The Bonus amount for fiscal 2025 includes bonuses awarded to Rick and Alisha in the amount of $140,000 and $50,000, respectively, which were accrued for during fiscal 2025 but paid during fiscal 2026.
(2)	The amounts reported above under the heading “Stock Awards” represent the aggregate grant date value of awards under Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The assumptions used in calculating the fair value of these stock awards can be found under Note 12 (Share-Based Compensation) to the Financial Statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2026 and have no relation to amounts or periods in which earnings may be reported in the Named Executive Officer’s W-2.
(3)	The amounts reported above under the heading “All Other Compensation” consist of the following:

		All Other Compensation ($)

		Insurance	Car	401K Matching	Imputed
Name and		Premiums	Allowance	Contributions	Earnings	Total
Principal Position	Year	($)	($)	($)	($)	($)
Richard L. Van Kirk	2026	$29,324	$10,000	$8,750	$3,564	$51,638
Director, CEO, President, and COO	2025	$23,016	$10,000	$8,625	$3,564	$45,205
Alisha K. Charlton	2026	$3,202	$—	$7,431	$2,319	$12,952
Chief Financial Officer	2025	$3,158	$—	$7,430	$2,291	$12,879

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Employment Agreements with Named Executive Officers

Employment Arrangement with Richard L. Van Kirk

On January 12, 2015, Rick began service as our Chief Executive Officer, President and Director, in addition to continuing to serve as our Chief Operating Officer, a position Rick has held since April 23, 2013. In connection with that appointment, Rick continues his at-will employment arrangement with the Company. Rick’s compensation consists of the following:

•	A base annual salary of $350,000.
•	An annual car allowance of $10,000.
•	Rick is eligible to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.
•	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Employment Arrangement with Alisha K. Charlton

On January 12, 2015, Alisha began service as our Chief Financial Officer. In connection with that appointment, Alisha continued her at-will employment arrangement with the Company. Alisha’s compensation consists of the following:

•	A base annual salary of $257,000 (previously $247,200 through March 14, 2026).
•	Alisha is eligible to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.
•	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Equity Award Timing Policies and Procedures

In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our policies and procedures related to the granting of certain equity awards in relation to the disclosure of material nonpublic information (“MNPI”). We do not have a formal policy, program, or plan that requires us to award equity or equity-based compensation. Our Policy on Insider Trading prohibits directors, officers, and employees from trading in our securities while in possession of or on the basis of MNPI. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended June 30, 2026, no equity awards were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 0, 2026.

	Option Awards
	Number of Securities Underlying Exercised Options		Option	Option
Name	Exercisable (#)	Unexercisable (#)(1)	Exercise Price ($)	Expiration Date
Richard L. Van Kirk	18,000	—	$27.50	07/01/2031
	9,000	—	$42.00	07/01/2034
		18,000	$45.00	07/01/2036
		18,000	$47.50	07/01/2038
		18,000	$50.00	07/01/2040
Alisha K. Charlton	4,250	—	$27.50	07/01/2031
	2,625	—	$42.00	07/01/2034
		5,250	$45.00	07/01/2036
		5,250	$47.50	07/01/2038
		5,250	$50.00	07/01/2040

(1)	Whether any of the unexercisable options vest, and the amount that does vest, is tied to various service periods corresponding to future testing dates and the achievement of our Common Stock trading at or above the exercise price. In the event that the market price of our Common Stock does not reach or exceed the exercise price during the 60 days immediately preceding the three testing dates of the unexercisable options, a fraction, either 50%, 75% or 100%, of the above-mentioned unexercisable stock options will expire. Accordingly, the number of exercisable options with a strike price of $42.00 represents 50% of the original award.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(2)
Richard L. Van Kirk	15,600	$913,380
Alisha K. Charlton	12,600	$737,730

(1)	Represents both performance awards and restricted shares which, upon vesting, will generally be paid in shares of our Common Stock. The performance awards, which includes 14,800 shares if our Common Stock issued to Rick and 10,800 shares of our Common Stock issued to Alisha vested on July 1, 2026. The restricted shares which account for 800 shares of our Common Stock issued to both Rick and Alisha vest ratably, 200 shares per year over a remaining four-year period beginning November 20, 2026, and an additional 1,000 shares issued to Alisha which vests ratably over a five-year period beginning November 20, 2026.
(2)	The payout value of unearned shares is based upon the closing market price of our Common Stock on June 30, 2026, on the Nasdaq Capital Market of $58.55 per share.

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Pay Versus Performance

As required by the SEC’s pay versus performance (“PvP”) disclosure rules as set forth in Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid and certain financial performance of the Company for the last three fiscal years. Under the PvP rules, the SEC has developed a new definition of executive “compensation actually paid” (“CAP”), which requires us to make various adjustments to amounts reported in the Summary Compensation Table (“SCT”). As required by SEC rules, the table presented below discloses CAP for (i) the Company’s principal executive officer (“PEO”), Rick, and (ii) the Company’s Named Executive Officers other than Rick (collectively, “Non-PEO NEOs”), on an average basis. Note that as a smaller reporting company we only have one Non-PEO NEO, Alisha, and as a result, the CAP for Non-PEO NEOs just reflects CAP for Alisha. Due to the valuation component of CAP, the dollar amounts do not reflect the actual amount of compensation earned or paid during the year.

The PvP table below provides compensation values reported in our current and prior SCTs, as well as the CAP amounts required in this section for the fiscal years ending June 30, 2024, 2025, and 2026.

Pay Versus Performance Table (“PvP”)

Year	SCT for PEO(1)	CAP for PEO(2)	SCT for Non-PEO NEO(3)	CAP for Non-PEO NEO(4)	Fixed $100 Investment Based on TSR(5)	Net Income (in 000’s)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2026	$727,584	$1,124,023	$353,737	$521,452	$306.54	$13,662
2025	$652,951	$1,948,805	$357,825	$773,236	$225.65	$8,978
2024	$441,303	$397,475	$320,500	$328,349	$102.83	$2,127

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Rick, our Chief Executive Officer, for each corresponding year in the “Total” column of the SCT. Refer to “Compensation of Executive Officers – Summary Compensation Table.”

(2)	The dollar amounts reported in column (c) represent the amount of CAP to Rick, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Rick during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Rick’s total compensation as reported in the SCT for each year to determine the CAP:

Year	SCT Total for PEO	SCT Reported Equity Award Value for PEO	Equity Award Adjustments for PEO(A)	CAP to PEO
2026	$727,584	$—	$396,439	$1,124,023
2025	$652,951	$(47,630)	$1,343,484	$1,948,805
2024	$441,303	$—	$(43,828)	$397,475

(A)	Represents the year-over-year change in the fair value of equity awards to Rick as summarized below:

Year	Add: fair value of awards granted during FY at end of year	Change in fair value of awards granted in any PY unvested at end of FY	Add for awards granted and vested in the same FY the fair value as of vesting date	Change in fair value as of vesting date of any awards from a PY vested in CY	Subtract: Awards granted in any PY fail to meet vesting conditions during the year; value at end of PY	Total Equity Award Adjustments
2026	$—	$399,799	$—	$(3,360)	$—	$396,439
2025	$43,640	$1,394,524	$—	$(6,300)	$(88,380)	$1,343,484
2024	$—	$42,122	$—	$—	$(85,950)	$(43,828)

(3)	The dollar amounts reported in column (d) of the PvP table represent the amounts reported for Alisha, who is the Company’s only Non-PEO NEOs in the “Total” column of the SCT in each applicable year. Refer to “Compensation of Executive Officers – Summary Compensation Table.”
(4)	The dollar amounts reported in column (e) represent the amount of CAP to Alisha, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Alisha during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Alisha’s total compensation as reported in the SCT for each year to determine the CAP:

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Year	SCT for Alisha Charlton	SCT Reported Equity Award Value for Alisha Charlton	Equity Award Adjustments for Alisha Charlton(A)	CAP to Alisha Charlton
2026	$353,737	$(30,830)	$198,545	$521,452
2025	$357,825	$(47,630)	$463,041	$773,236
2024	$320,500	$(20,070)	$27,919	$328,349

(A)	Represents the year-over-year change in the fair value of Alisha’s equity awards as summarized below:

Year	Add: fair value of awards granted during FY at end of year	Change in fair value of awards granted in any PY unvested at end of FY	Add for awards granted and vested in the same FY the fair value as of vesting date	Change in fair value as of vesting date of any awards from a PY vested in CY	Subtract: Awards granted in any PY fail to meet vesting conditions during the year; value at end of PY	Total Equity Award Adjustments
2026	$58,550	$143,355	$—	$(3,360)	$—	$198,545
2025	$43,640	$451,867	$—	$(6,688)	$(25,778)	$463,041
2024	$39,280	$13,708	$—	$—	$(25,069)	$27,919

(5)	Cumulative total shareholder return (“TSR”) assumes $100 is invested in our Common Stock as of July 1, 2023. The TSR represents the cumulative value of the $100 investment as of the end of each fiscal year presented (each, a measurement period). Pursuant to SEC rules, TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. However, as the Company does not pay dividends, TSR in this proxy statement is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement periods by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

Our executive compensation program reflects a variable pay-for-performance philosophy, utilizing several performance measures to align executive compensation with our performance. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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CAP and TSR

As demonstrated by the following graph, the amount of CAP for 2024, 2025 and 2026 is generally aligned with our TSR over the three years presented in the table. The alignment of CAP with our TSR over the period presented is because a significant portion of the CAP is comprised of equity awards. However, CAP in a particular year can fluctuate dramatically due to volatility of our stock price during the course of any fiscal year as well as the timing of equity award grants.

CAP and Net Income

As demonstrated by the following graph, the amount of CAP for 2024, 2025 and 2025 and is generally aligned with our net income over the three years presented in the table. However, as noted above, a significant portion of the CAP is comprised of equity awards, and therefore this may not always be the case.

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Compensation of Directors

In May 2016, our Board approved the following compensation plan for our non-employee directors:

•	A cash fee of $18,000 per fiscal year, paid quarterly in arrears; and
•	An additional cash fee of $7,000 per fiscal year for the Audit Committee Chair, paid quarterly in arrears.

The following table details the fees earned by our non-employee directors during fiscal 2026.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards(2)	Total ($)
David C. Hovda	$25,000	$30,830	$55,830
Raymond E. Cabillot	$18,000	$30,830	$48,830
William J. Farrell III	$18,000	$30,830	$48,830
Katrina M.K. Philp	$18,000	$30,830	$48,830
Nicholas J. Swenson	$18,000	$30,830	$48,830

(1)	The cash amount reported in this column represents amounts earned during fiscal 2026. All amounts were paid in fiscal 2026 except for the 4th quarter accrual, which was paid in fiscal 2027.
(2)	On November 20, 2025, the Compensation Committee granted each non-employee director 1,000 restricted shares which vest ratably 200 shares per year over a five-year period beginning November 20, 2026. The fair value of the restricted shares on the date of grant was $30,830, based upon the closing price of our Common Stock on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2026 with respect to shares of Common Stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by Stockholders:
2016 Equity Incentive Plan	306,400	(1)	$42.38	(2)	977,500
2014 Employee Stock Purchase Plan	—		—		663,654

(1)	Represents performance awards issued to employees (including the Named Executive Officers) for 40,000 shares of our Common Stock, restricted share awards issued to employees (including the Named Executive Officers) and directors for 29,150 shares of our Common Stock, as well as nonqualified stock options issued to employees (including the Named Executive Officers) and directors to purchase 237,250 shares of our Common Stock (of which 79,750 options are vested and exercisable). Whether any performance awards or unvested options vest, and the amount that does vest, is tied to the completion of various service periods that range from July 1, 2026 to July 1, 2031 and the achievement of our Common Stock trading at certain pre-determined prices. Whether any restricted share awards vest, and the amount that does vest is tied to the completion of various service periods that range from November 20, 2026 to November 20, 2030.
(2)	Represents the weighted average exercise price of the 237,250 non-qualified stock options included in the “Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights” column.

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Options and Equity Awards Generally

2016 Equity Incentive Plan

In the event of a change in control (as such term is defined in the 2016 Equity Incentive Plan, which definition includes, among other items, (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) a majority change in the composition of our Board occurring within a one-year period, or (c) a change in the ownership of more than 40% of the Company’s assets, or (d) a complete liquidation or dissolution of the Company):

•	the Board has the discretion to accelerate the vesting of any outstanding options or stock appreciation rights;
•	unless otherwise set forth in the applicable award agreement, all restrictions applicable to restricted shares and restricted stock unit awards shall terminate fully and the underlying shares will be delivered; and
•	unless otherwise set forth in the applicable award agreement, all performance awards shall immediately become vested and payable within 30 days after a change of control.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board in providing oversight to our financial management, independent registered public accounting firm, and financial reporting procedures. Our management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in our 2026 Annual Report on Form 10-K with management and Baker Tilly US, LLP, the independent registered public accounting firm engaged to audit such financial statements.

The Audit Committee has discussed with Baker Tilly US, LLP the matters required to be discussed by Auditing Standard No. 16 (“Communications with Audit Committees”). The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with Baker Tilly US, LLP its independence. In concluding that Baker Tilly US, LLP is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by Baker Tilly US, LLP were compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, and be filed with the SEC.

The Audit Committee has appointed Baker Tilly US, LLP to serve as our independent auditors for the fiscal year ending June 30, 2027.

AUDIT COMMITTEE

David C. Hovda	Raymond E. Cabillot	Katrina M.K. Philp

CODE OF ETHICS AND BUSINESS CONDUCT

Our code of ethics and business conduct (“code of ethics”), as approved by our Board, can be obtained from https://www.pro-dex.com/investors/governance.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code of ethics that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. There were no waivers of the code of ethics granted during the fiscal year ended June 30, 2026, and through the date of this proxy statement, nor have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

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INSIDER TRADING POLICY

We have adopted a Policy on Insider Trading governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees, and any other individual determined to be subject to such policy. We believe our Policy on Insider Trading is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Our Policy on Insider Trading is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended June 30, 2025.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our directors and officers and any person who owns more than ten percent of our Common Stock are required to report their initial ownership of our Common Stock and any subsequent changes in that ownership to the SEC and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all forms they file in accordance with Section 16(a). To our knowledge, based solely on our review of the copies of such reports furnished to us or filed with the SEC and written representations that no other reports were required, for the fiscal year ended June 30, 2026, all Section 16(a) reports required to be filed by our officers, directors and greater than 10% shareholders were properly and timely filed, other than one late Form 4 filing for Angel related to the sale of 998 shares of our Common Stock. The Form 4 was due by March 18, 2026, but was not filed until July 14, 2026 due to an administrative delay.

POLICY ON HEDGING, SHORT-SELLING AND PLEDGING

Under our Policy on Insider Trading, unless advance approval is obtained from our Chief Financial Officer (who has been appointed as the compliance officer under our Policy on Insider Trading), our directors, executive officers, including our Named Executive Officers, and certain other employees are prohibited from: (i) purchasing financial instruments that are designed to hedge our securities or offset any fluctuations in the market value of our Common Stock; (ii) purchasing shares of our Common Stock on margin; (iii) short-selling shares of our Common Stock; and (iv) pledging, whether directly or indirectly, shares of our Common Stock as collateral for a loan, unless the aggregate fair market value of all collateral for the loan (inclusive of the fair market value of our Common Stock pledged as collateral for the loan) equals or exceeds 200% of the total obligations under the loan from time to time outstanding.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

The Audit Committee has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to the Audit Committee. Under the policies and procedures, the Audit Committee is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An “interested transaction” is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(d) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board pursuant to applicable Nasdaq rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which such director is a related party. The Audit Committee intends to approve only those related party transactions that are in the best interests of the Company and our shareholders.

We invest surplus cash from time to time through our Investment Committee, which is comprised of one management director, Rick, and two non-management directors, Ray and Nick, who chairs the committee.  Both Ray and Nick are active investors with extensive portfolio management expertise.  We leverage the experience of these committee members to make investment decisions for the investment of our surplus operating capital or borrowed funds.  Additionally, many of our securities holdings include stocks of public companies that either Nick or Ray or both may own from time to time either individually or through the investment funds that they manage, or other companies whose boards they sit on, such as Air T, Inc. (described below).

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Certain Relationships and Related Transactions

We have invested in marketable equity securities at June 30, 2026 in the amount of $1.2 million in the common stock of Air T, Inc. (Nasdaq: AIRT). Two of our Board members, Nick and Ray, are also board members of Air T, Inc. and both either individually or through affiliates own an equity interest in Air T, Inc. Nick also serves as the Chief Executive Officer and Chairman of Air T, Inc. Another of our Board members, Katrina, is employed by Air T, Inc. as its Chief of Staff. The shares of Air T, Inc. have been purchased by the Company through 10b5-1 Plans, which were approved by our then three Board members that are not affiliated with Air T, Inc.

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Colorado law.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation, and Nominating Committees of the Board will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the SEC and Nasdaq, additional criteria set forth in our corporate governance guidelines, and consideration of any other material relationship a director may have with us.

The Board has determined that all of its directors are independent under these standards, except for Rick, our Chief Executive Officer and President, and Angel, our Director of Quality Systems and Regulatory Affairs.

COMMUNICATIONS WITH DIRECTORS

Our Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with our Board, any individual directors, or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: alisha.charlton@pro-dex.com.

All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that our directors are invited and encouraged to attend all of our annual meetings of shareholders either in person or telephonically. All of our directors except for David Hovda were in attendance at the 2025 Annual Meeting in person.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027, and requests our shareholders to ratify this appointment. In the event that our shareholders do not ratify the selection of Baker Tilly US, LLP as our independent public accountants, the Audit Committee will consider the selection of another independent public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent registered public accounting firm is compatible with maintaining such firm’s independence.

The following table sets forth the aggregate fees billed to us during the fiscal years ended June 30, 2026 and 2025 by our independent registered public accounting firm, Baker Tilly US, LLP, all of which were preapproved by the Audit Committee.

	Years ended June 30,
	2026	2025
Audit Fees(1)	$351,300	$312,375

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements. The amounts above reflect amounts paid during the fiscal year which may include a combination of pre-billings and billings in arrears.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027, our Board has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027.

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Proposal No. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Compensation of Executive Officers” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers for the fiscal year ended June 30, 2026. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve, on an advisory basis, the compensation of our Named Executive Officers will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ANNUAL REPORT

Our Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2026 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Proposals by shareholders and submissions by shareholders of director nominees that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by June 10, 2027 (120 days prior to the anniversary of the mailing date of this proxy statement), in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and must be received at our principal executive offices and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.

Proposals by shareholders, as well as shareholder nominees for director, for possible consideration at our next annual meeting that are not intended for inclusion in our proxy materials must also be received by our Secretary no later than June 10, 2027 (120 days prior to the anniversary of the mailing date of this proxy statement). Every shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

In addition to satisfying the foregoing provisions of our Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of a director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than August 10, 2027 (60 days prior to the anniversary of the mailing date of this proxy).

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OTHER MATTERS

Our Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

OUR SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 9, 2026. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Alisha K. Charlton

Corporate Secretary

Irvine, California

SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A PAPER COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2026 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 OR CALLING (949) 769-3200.

PRO-DEX
POWERED SURGICAL SOLUTIONS

PRO-DEX, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 18, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 18, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04281-P57435 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRO-DEX, INC.

The Board of Directors recommends you vote FOR all of the director nominees list below in proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Raymond E. Cabillot
02) Angelita R. Domingo
03) William J. Farrell III
04) David C. Hovda
05) Katrina M. K. Philp
06) Nicholas J. Swenson
07) Richard L. Van Kirk

The Board of Directors recommends you vote FOR the following proposal 2:

	For	Against	Abstain
2. To ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2027.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal 3:

	For	Against	Abstain
3. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.

T04282-P57435

PRO-DEX, INC.
Annual Meeting of Shareholders
November 19, 2026 9:30 AM PST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard L. Van Kirk as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on September 22, 2026, at the Annual Meeting of Shareholders to be held at Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614, on November 19, 2026, at 9:30 a.m., PST, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each of the director nominees listed in proposal 1 and "FOR" each of proposals 2 and 3.

Continued and to be signed on the reverse side